December 2, 2019

BNY MELLON VARIABLE INVESTMENT FUND

International Value Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) and Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.  The team members who are jointly and primarily responsible for managing the fund's portfolio are James A. Lydotes, the lead portfolio manager, and Chris Yao, CFA.  Messrs. Lydotes and Yao have been primary portfolio managers of the fund since November 2015 and December 2019, respectively.  Mr. Lydotes is a managing director, portfolio manager and senior research analyst for the Global Equity team at Mellon.  Mr. Yao is head of Equity Quantitative research at Mellon.

The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by BNYM Investment Adviser and Mellon, an affiliate of BNYM Investment Adviser.  The team members who are jointly and primarily responsible for managing the fund's portfolio are James A. Lydotes, the lead portfolio manager, and Chris Yao, CFA.  Messrs. Lydotes and Yao have been primary portfolio managers of the fund since November 2015 and December 2019, respectively.  Mr. Lydotes is a managing director, portfolio manager and senior research analyst for the Global Equity team at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since 2014, and by BNYM Investment Adviser since October 2015.  Mr. Yao is head of Equity Quantitative research at Mellon.  He has been employed by Mellon or a predecessor company since 2006, and by BNYM Investment Adviser since December 2019.  The portfolio managers manage the fund in their capacity as employees of BNYM Investment Adviser.

0152STK1219